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                                                                   Exhibit 10.6

                        PREMIER RESEARCH WORLDWIDE, Ltd.

                              AMENDED AND RESTATED

                             AS OF FEBRUARY 8, 1995

                               1993 NON-QUALIFIED

                                STOCK OPTION PLAN


         The 1993 Non-Qualified Stock Option Plan of Premier Research Worldwide, Ltd. is hereby amended and restated to read in its entirety as follows:

         1. Purpose. The purpose of this Non-Qualified Stock Option Plan (the "Plan") is to provide a means by which certain employees of, and others having a relationship with, Premier Research Worldwide, Ltd., a Delaware corporation (the "Company"), may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its affiliates to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

         2. Definitions. The following terms, when utilized in this Plan, have the indicated meanings:

                           Base  Price:  For options  granted  prior to June 30,
1995, $5,000 per share, and for options granted thereafter, the fair market value (determined in such reasonable manner as may be specified by the Committee) of a share of Common Stock on the date of grant (in each case subject to adjustment as provided in paragraph 9 below), if higher than $5,000.

                           IPO:  The first sale by the  Company of shares of its
Common Stock in an underwritten, registered public offering.

                           IPO Date:  The date of the closing of the IPO.

                           Option Shares: Shares of the Common Stock that may be
purchased under an option granted pursuant to this Plan.

                           Permanent Disability:  As defined pursuant to Section
22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto.

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                           Sale: Any sale of substantially all the assets of the
Company, other than in the ordinary course of business, or a sale or transfer of the capital stock of the Company (other than in the IPO) resulting in the majority of the voting capital stock of the Company being owned by other than UM or its affiliates. Whether an event constitutes a "sale" hereunder shall be subject to the reasonable determination of the Committee.

                           UM:  UM Holdings, Ltd. and its subsidiaries.

         3. Stock Subject to Plan. Subject to adjustment as hereinafter provided, options to purchase up to an aggregate of 500 shares of the Company's Common Stock may from time to time be granted by the Company pursuant to this Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan.

         4.       Administration.

                  (a) The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. Membership on the Committee shall in any event be limited to those members of the Board who are "disinterested persons" as defined in the regulations promulgated by the Securities Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934. Notwithstanding the foregoing, the Board of Directors may choose to directly administer the Plan, provided that all members of the Board are at such time "disinterested persons." During any such period of direct administration of the Plan by the Board of Directors, all references herein to the Committee shall instead mean the Board of Directors.

                  (b) The Committee shall have full power to grant options under the Plan, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. The decisions of the Committee shall be conclusive and final.

                  (c) The Committee may, from time to time, determine which participants shall be granted options under the Plan, the number of Option Shares subject to each option, and the time or times at which options shall be granted.

                  (d) The Committee shall report to the Board of Directors the names of participants to be granted options and the number of Option Shares subject to, and the terms and conditions of, each option.

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                  (e) The members of the Board of Directors and the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option.

         5. Eligibility; Grant of Options. (a) Participants. The persons who shall be eligible to participate in this Plan and receive options hereunder shall be such employees and other individuals who provide services to or otherwise have a relationship with the Company or UM as the Committee shall from time to time determine to be key individuals to the success of the Company. Each employee granted an option shall, on or before the date of the grant, enter into an appropriate employment agreement.

                  (b) Grants of Options. The Committee may from time to time, up to the day immediately preceding the IPO Date, authorize the grant of options pursuant to this Plan to one or more persons eligible to participate in the Plan, each of which options shall be on such terms and conditions, consistent with this Plan (including as specified in paragraph 7 below), as may be specified by the Committee.

         6. Stock Option Agreements. Stock options granted pursuant to this Plan shall be evidenced by agreements which shall comply with and be subject to the terms and conditions specified in this Plan. Nothing in this Plan or an option granted hereunder shall govern the employment rights and duties between the optionee and the Company or UM. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties.

         7. Terms and Conditions. Each option granted hereunder shall be subject to the following terms and conditions:

                  (a) Option Price. The option price shall equal the Base Price as in effect on the date of grant.

                  (b)  Date  First   Exercisable.   Each  option   shall  become
exercisable in full on the first to
occur of (i) the ninetieth day following the IPO Date or (ii) July 1, 2003.

                  (c) Term. Each option shall expire (i) if the IPO occurs prior to July 1, 2003, on the fifth anniversary of the IPO Date, or (ii) August 15, 2003, in the event the IPO has not occurred prior to July 1, 2003, in each case subject to early termination as otherwise provided in this Plan or the option agreement.

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                  (a) Manner of Exercise. Shares of Common Stock purchased upon exercise of options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to Company or by tendering to the Company shares of the Common Stock having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price and which shall have been owned by the optionee for at least six months. Upon exercise, the Company shall deliver to the optionee (or to such other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the options. If optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

                  (b) Non-Assignability of Option Rights. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

                  (c) Termination of Employment. For purposes of this Plan, the term "termination of employment" refers generally to an individual ceasing to be an employee or independent contractor of the Company or UM. Options granted hereunder to individuals who, at the time of grant, are employees of the Company or UM shall terminate upon a termination of employment in accordance with the following provisions:

                           (i)  Upon  the   termination   of  employment  of  an
optionee, all options granted to the optionee pursuant to this Plan shall terminate three months after the date of termination of employment, except to the extent the provisions of clause (ii) below are applicable.

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                           (ii) Solely in the event that the termination of
employment occurs prior to the first to occur of (A) August 15, 2003 or (B) the IPO Date, due to (1) the optionee's death or Permanent Disability or (2) the termination of employment by the Company other than for due cause, the optionee or his estate shall have the right to exercise any option (to the extent otherwise exercisable) within twenty-four months after the date of termination of employment. At the end of such twenty-four month period, the option shall terminate. For purposes of this clause (ii), a termination shall be deemed "for due cause" if the Company or UM determines that the optionee has committed any act of dishonesty, or has materially breached any corporate policy or any agreement between the optionee and his employer, or has failed to adequately perform assigned duties and responsibilities.

                  (d) Adjustment of Options on Recapitalization. The aggregate number of shares of Common Stock for which options may be granted to persons participating under the Plan, the Base Price, the IPO Price, the number of shares covered by each outstanding option and the exercise price per share for each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan or the date of grant, as applicable, or other increase or decrease in such shares effected without receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated.

                  (e) Adjustment of Options Upon Reorganization. Except as otherwise provided in subparagraph (g) below, if the Company shall at any time merge or consolidate with or into another corporation and (A) the Company is not the surviving entity, or (B) the Company is the surviving entity and the holders of Company Common Stock are required to exchange their shares for property and/or securities, the holder of each option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such option, provided, however that under no circumstance shall any option exercise date be accelerated in contemplation of such action. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

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                  (f) Dissolution of Company. Except as otherwise provided in subparagraph (g) below, in the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the optionee, and the optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise the option, if the option is otherwise then exercisable.

                  (g) Sale Prior to IPO. Notwithstanding the provisions of subparagraph (e) or (f) above, and in substitution thereof, in the event that a Sale of the Company occurs prior to the earlier to occur of the IPO Date or August 15, 2003, each outstanding option shall terminate and in its place each optionee shall have the right to receive, not later than ninety days following the date of the closing of such Sale, an amount equal to (i) the effective sale price per share in the Sale, minus (ii) the exercise price of the option, all multiplied by (iii) the number of Option Shares represented by such option. The amount, if any, so due to an optionee shall be calculated by the Company's independent auditors, which determination shall be conclusive, final and binding on all parties. This amount shall be payable in cash, unless the consideration received in the Sale includes non-cash consideration, in which case the Company may choose to satisfy this obligation by delivering to the optionee the same type of consideration as that received in the Sale.

                  (h) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under option until the date of issuance of the stock certificates to him for such shares. Except as provided in subparagraph (d) above, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         8.       Effective Date and Termination.

                  (a) The effective date of the Plan is August 15, 1993.

                  (b) The Plan shall terminate on November 15, 2003, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any option theretofore granted, or any other right or obligation then existing, under the Plan.

         9. Amendments. The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the Plan, or alter or amend any and all option agreements granted thereunder; provided, that no such action of the Board of Directors, without the approval of the shareholders of Company and, in the case of subparagraph (c), the holder of the option, may alter the provisions of the Plan so as to:


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                  (a) Extend the term of the Plan or the maximum term of the options granted beyond that specified by the Plan;

                  (b) Withdraw the administration of the Plan from the Board of Directors and the Committee;

                  (c) Alter any outstanding option agreement to the detriment of the optionee.

         10. Options Not Incentive Stock Options. Options granted pursuant to this Plan are not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of this Plan and options granted hereunder shall be so construed.

         11. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to the exercise of options will be used for the Company's general corporate purposes.
















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